Supplement Dated January 21, 2022
To The Statement of Additional Information
Dated April 26, 2021

JNL® Investors Series Trust

Effective December 3, 2021, on pages 35-36, in the section, “Trustees and Officers of the Trust,” please delete the table rows for Kelly L. Crosser, Kristen K. Leeman, and Adam C. Lueck in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Kelly L. Crosser (49) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)
Principal Occupation(s) During Past 5 Years:
Director of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present, 9/2007 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018)

Kristen K. Leeman (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)
Principal Occupation(s) During Past 5 Years:
Senior Regulatory Analyst of JNAM (4/2021 to present); Regulatory Analyst of JNAM (1/2018 to 4/2021); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present, 6/2012 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018)

Adam C. Lueck (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)
Principal Occupation(s) During Past 5 Years:
Associate Generate Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 3/2018 to 12/2020, 12/2015 to 12/2020, and 1/2018 to 7/2018)

Effective January 1, 2022, on page 39, in the section, “Trustees and Officers of the Trust,” under, “Trustee Compensation,” please delete the first paragraph in the entirety and replace with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2022, each Independent Trustee is paid by the Fund Complex an annual retainer of $360,000.  The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. The Chairman of the Board of Trustees receives an additional annual retainer of $105,000.  The Chair of the Audit Committee receives an additional annual retainer of $30,000 for his services in that capacity.  The Chair of the Governance Committee receives an additional annual retainer of $25,000 for her services in that capacity.  The Chair of each Investment Committee receives an additional annual retainer of $25,000 for his or her services in that capacity.  The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. If an Independent Trustee participates in an in-person Board meeting by telephone, the Independent Trustee will receive half of the meeting fee.

This Supplement is dated January 21, 2022.